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                                                                    EXHIBIT 23-2


                    CONSENT OF ROCKEY, MILNAMOW & KATZ, LTD.


     As patent counsel for Texas Biotechnology Corporation, we hereby consent to the reference to our firm under the heading "Experts" in the prospectus, which is a part of this Registration Statement of Texas Biotechnology Corporation on Form S-3


                                        /s/ MARTIN L. KATZ
                                        ------------------------------
                                        ROCKEY, MILNAMOW & KATZ, LTD.

Chicago, Illinois
May 14, 1998